UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 6, 1998

                           IKON Office Solutions, Inc.

             (Exact name of registrant as specified in its charter)



          OHIO                 File No. 1-5964            23-0334400
    (State or other           (Commission File          (IRS Employer
     jurisdiction of               Number)               Identification
     incorporation)                                          Number)


           P.O. Box 834, Valley Forge, Pennsylvania          19482

       Registrant's telephone number, including area code: (610) 296-8000



                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

Registrant is filing this Form 8-K solely for the purpose of disclosing the effect of adoption of Statement of Financial Accounting Standards No. 128, "Earnings Per Share" ("SFAS 128"), on the Annual Report on Form 10-K for the fiscal year ended September 30, 1997 and the related restatement of earnings per share therein, so that such information may be incorporated by reference into Registration Statements on Forms S-3 and S-8 to be filed after this Form 8-K is filed. Restatement of selected financial data and related disclosures due to the adoption of SFAS 128 for the five fiscal years ended September 30, 1997 and the fiscal quarters in each of the years ended September 30, 1997 and 1996 is attached hereto as Exhibit 99.1.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits

                  (99.1) Restatement of Selected Financial Data and Related
                         Disclosures Due to the Adoption of SFAS 128,
                         "Earnings Per Share"

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       IKON OFFICE SOLUTIONS, INC.




                                       By: /s/ Michael J. Dillon
                                           Michael J. Dillon
                                           Vice President and Controller




Dated: March 6, 1998

                                Index to Exhibit



         (99.1) Restatement of Selected Financial Data and Related Disclosures
                Due to the Adoption of SFAS 128, "Earnings Per Share"